SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 7, 2002



                           GRAFTECH INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in its Charter)


 DELAWARE                            1-13888                          06-1385548
(State or Other               (Commission File Number)          (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, including Zip Code)


        Registrant's Telephone Number, including Area Code: 302-778-8227




                             UCAR INTERNATIONAL INC.
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.    OTHER EVENTS.

                  The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated May 7, 2002, filed herewith as
Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)      Exhibits.

                    99.1            Press Release of GrafTech International Ltd.
dated May 7, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  GRAFTECH INTERNATIONAL LTD.



Date: May 7, 2002                          By:/s/ Walter D. Carter, Jr.
                                              ----------------------------------
                                                  Walter D. Carter, Jr.
                                                  Assistant Treasurer




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                                  EXHIBIT INDEX

                    99.1            Press Release of GrafTech International Ltd.
dated May 7, 2002.